UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2019
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257
(Address of principal executive offices)
(210) 918-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On September 12, 2019, NuStar Energy L.P. (the “MLP”) entered into the Sixth Amendment to Amended and Restated 5-Year Revolving Credit Agreement, dated as of September 12, 2019, among NuStar Logistics, L.P. (“Logistics”), as Borrower, the MLP, NuStar Pipeline Operating Partnership L.P., as Subsidiary Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (the “Sixth Amendment”). The Sixth Amendment amends the Amended and Restated 5-Year Revolving Credit Agreement, dated as of October 29, 2014, among Logistics, the MLP, JPMorgan Chase Bank, N.A., as Administrative Agent, SunTrust Bank and Mizuho Bank, Ltd., as Co-Syndication Agents, Wells Fargo Bank, National Association and PNC Bank, National Association, as Co-Documentation Agents, and the lenders party thereto, as amended (the “Credit Agreement”), primarily to extend the maturity date of the Credit Agreement to October 29, 2021, reduce the borrowing capacity thereunder from $1.4 billion to $1.2 billion and increase the rates included in the definition of Applicable Rate contained in the Credit Agreement.

Logistics and the MLP also are party to Letter of Credit Agreements with each of Mizuho Bank, Ltd. (dated as of June 5, 2012, as amended), The Bank of Nova Scotia (dated as of June 5, 2013, as amended) and MUFG Bank, Ltd. (dated as of September 3, 2014, as amended) (collectively, the “Letter of Credit Agreements”). Pursuant to the terms of the Letter of Credit Agreements, the corresponding provisions of the covenants and the definitions related thereto in the Letter of Credit Agreements are deemed automatically amended to conform to the changes to such provisions made by the Sixth Amendment.

The above discussion is qualified in its entirety by the text of the Sixth Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit

Exhibit 10.01
Sixth Amendment to Amended and Restated 5-Year Revolving Credit Agreement, dated as of September 12, 2019, among NuStar Logistics, L.P., NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto

Exhibit 104	Cover Page Interactive Data File – formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: September 12, 2019			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Executive Vice President-Strategic Development and General Counsel